CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, James M. Dykas, Chairman of the Board, President and Chief Executive Officer of First Trust Strategic High Income Fund II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 20, 2016                /s/ James M. Dykas
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                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)


I, Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust Strategic High Income Fund II (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 20, 2016                /s/ Donald P. Swade
     --------------------               ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)